COLONIAL INTERNATIONAL HORIZONS FUND ANNUAL REPORT

                               [graphic omitted]


                          ----------------------------
                          Not FDIC   May Lose Value
                          Insured    No Bank Guarantee
                          ----------------------------

                 COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS
                       NOVEMBER 1, 1997 - OCTOBER 31, 1998

INVESTMENT OBJECTIVE: Colonial International Horizons Fund seeks preservation of capital, purchasing power and long-term growth.

The Fund is Designed to Offer:
  o Preservation of purchasing power
  o Growth potential
  o Diversification to help reduce risk

PORTFOLIO MANAGER COMMENTARY: "Significant market volatility during the period presented the Fund with a number of challenges. The portfolio's holdings of established, non-U.S. companies are well-diversified among countries and sectors. We believe our focus on diversification reduced the effect of the large price swings that were present during the year."
                                                               - Gita Rao

                COLONIAL INTERNATIONAL HORIZONS FUND PERFORMANCE

---------------------------------------------------------------------------
                                              CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------
 Inception dates                              6/8/92     6/8/92     8/1/97
---------------------------------------------------------------------------
 12-month distributions declared per share    $2.810     $2.660     $2.738
---------------------------------------------------------------------------
12-month total returns, assuming             (1.14)%    (1.76)%    (1.53)%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
---------------------------------------------------------------------------
Net asset values per share on 10/31/98        $12.26     $12.14     $12.24
---------------------------------------------------------------------------

TOP FIVE HOLDINGS                        TOP FIVE COUNTRIES
(as of 10/31/98)                         (as of 10/31/98)
----------------------------------       ----------------------------------
1. Fortis Amev NV............ 1.2%       1. United Kingdom........... 14.7%
2. Fortis AG................. 1.1%       2. France................... 12.1%
3. SmithKlein Beecham PLC.... 1.1%       3. Japan.................... 11.0%
4. Cimentos de Portugal...... 1.1%       4. Germany..................  8.0%
5. Hennes & Mauritz AB....... 1.1%       5. Netherlands..............  7.3%

Holdings and country breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June, 1998, Harold Cogger retired as president of the Colonial International Horizons Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the annual report for the 12 months ended October 31, 1998.

The past 12 months were characterized by changing investment conditions. Initially, investors were concerned with the Asian economic crisis and its potential impact on financial markets worldwide. During the summer, the emergence of economic problems in Russia and Latin America renewed investor concerns. Stock markets around the world declined as investors sought "safe havens" in strong currencies and relatively stable investments. This "flight to quality" generally had a negative effect on international stock prices.

International markets began to rally during the final months of the period. Two successive interest rate cuts in the U.S. reduced fears of a U.S. recession and its potential to lessen international trade activity. Markets were further encouraged by the Group of Seven (G7) industrial nations and the International Monetary Fund's (IMF) proposal to establish a precautionary line of credit to stimulate the world's economies and help countries prevent financial panic.

Because foreign markets are not always synchronized with each other or with the domestic stock market, diversification among international markets can provide shareholders with a stabilizing effect during periods of market uncertainty. In addition, an international fund provides an opportunity to diversify your core portfolio's sources of return.

The following report will provide you with more specific information on your Fund's performance. Thank you for giving us the opportunity to help you meet your financial goals. We hope to continue serving you in the years to come.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 11, 1998

Because market and economic conditions change frequently, there can be no assurance that the trends described above and on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial International Horizons Fund and is vice president of Colonial Management Associates, Inc. NICOLAS GHAJAR is an associate portfolio manager of the Fund.

FUND STRATEGY FOCUSED ON INCREASING DIVERSIFICATION AND REDUCING ECONOMIC SENSITIVITY
In an environment characterized by unusual stock market volatility, we remained committed to structuring a broadly diversified portfolio with good, long-term growth potential. Over the course of the year, we increased the Fund's diversification by reducing the proportion of cyclical, economically sensitive stocks in the portfolio, primarily in sectors such as natural resources, basic industry and energy. We replaced them with more stable, consumer-oriented growth stocks from a variety of sectors and countries that we believe should have better performance during periods of market uncertainty.

CONSUMER-ORIENTED STOCKS OFFERED STABILITY DURING TURBULENT TIMES
Historically, consumer-oriented stocks have tended to be less sensitive to currency and interest rate movements. This characteristic makes them attractive when markets are volatile, as they were during much of the year, because they have offered investors more stable, consistent growth patterns. Stocks that fall into this category are food processors and distributors, pharmaceutical companies and household product companies. For example, the Fund had very good returns from its investment in Kao Corp. (0.76% of net assets), a Japanese producer of household products such as cosmetics, laundry detergents and cooking oils. Kao has produced double-digit earnings growth and the company's stock price has increased nearly 30% relative to the Nikkei over the past six months, making it one of the best performing stocks in that Index.

EUROPEAN UNITY CREATES ATTRACTIVE VALUES
We increased our investments in Europe during the year. While not immune to the volatility present in other markets around the world, the European region appears to offer promising growth prospects. Many European stock markets should benefit from relatively stable governments and economies, as well as from the upcoming European Monetary Union (EMU). As of January 1, 1999, 11 European economies and capital markets will begin to operate as a single unit with a common currency. An economy that is similar in size and greater in population than the U.S. will be formed, offering investors and companies new opportunities. We expect that this unity will allow companies to become more efficient global competitors through corporate restructuring, consolidation and an increased focus on shareholder value. We believe that companies in certain sectors will do very well in a barrier-free marketplace. For example, Ahold N.V. (0.27% of net assets), a large food distributor based in The Netherlands has made numerous acquisitions throughout Europe and on the East Coast of the U.S. Ahold's early focus on consolidation in Europe should facilitate numerous operating efficiencies under a single-market/single-currency structure. We also believe that pharmaceutical companies, such as the U.K.'s SmithKline Beecham, should benefit from cross-border selling and the trend towards consolidation.

PERFORMANCE REFLECTS SHIFT TOWARDS NON-CYCLICAL INVESTMENTS
For the 12-month period, the Fund had a negative total return of 1.14% for Class A shares, based on net asset value. The Fund's performance was impacted by its exposure to cyclical, natural resource stocks, especially during the first half of the period. These stocks did not perform well because of the Asian currency crisis, which resulted in temporary worldwide deflation and declining commodity prices. However, over the course of the year, we worked steadily to reduce the proportion of assets invested in this sector, reallocating them to sectors and countries that we believe offer better opportunities for increased share prices.

ADDED FLEXIBILITY FOR EMERGING MARKET INVESTMENTS APPROVED
At a recent meeting, Fund Trustees approved a proposal to increase the percentage of the Fund's net assets that can be invested in emerging markets to 35%. This change is effective December 31, 1998. Emerging markets have been quite volatile in recent months. However, we believe that, over the long term, they offer excellent growth potential. While we do not expect to invest more than 30% of the Fund's net assets in emerging-market securities at this time, the higher limit will increase our flexibility to seek future investment opportunities around the world.

MARKET OUTLOOK INCORPORATES ENCOURAGING SIGNS
We will maintain our emphasis on broad country and sector diversification, as well as our focus on stable-growth, non-cyclical stocks. We believe that this combination will help shield shareholders from large swings in stock prices. We expect continued market volatility, but we believe we can use this to the Fund's advantage by purchasing stocks at attractive prices. We were encouraged by the recent commitment of the G7 and the International Monetary Fund to promote global liquidity. We believe it may lead to a lessening of the weak market domino effect and the accompanying volatility that has prevailed over the past year.

        COLONIAL INTERNATIONAL HORIZONS FUND'S INVESTMENT PERFORMANCE VS.
                 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP)
               Change in Value of $10,000 from 6/30/92 - 10/31/98

                       Class A shares based on NAV and POP

                              MSCI               NAV               POP
-----------------------------------------------------------------------
06/30/1992                   $10,000           $10,000          $ 9,425
07/31/1992                     9,646            10,268            9,678
08/31/1992                    10,126            10,040            9,462
09/30/1992                     9,754            10,010            9,434
10/31/1992                     9,358             9,682            9,125
11/30/1992                     9,404             9,285            8,751
12/31/1992                     9,402             9,432            8,889
01/31/1993                     9,511             9,422            8,880
02/28/1993                     9,844             9,852            9,286
03/31/1993                    10,516            10,513            9,909
04/30/1993                    11,485            11,044           10,409
05/31/1993                    11,664            11,685           11,013
06/30/1993                    11,462            11,626           10,957
07/31/1993                    11,807            12,128           11,431
08/31/1993                    12,673            12,219           11,516
09/30/1993                    12,407            11,716           11,043
10/31/1993                    12,748            12,219           11,516
11/30/1993                    11,732            11,897           11,213
12/31/1993                    12,558            12,616           11,891
01/31/1994                    13,518            13,308           12,543
02/28/1994                    13,444            12,871           12,130
03/31/1994                    13,251            12,575           11,852
04/30/1994                    13,920            12,647           11,920
05/31/1994                    13,601            12,942           12,198
06/30/1994                    13,594            12,701           11,971
07/31/1994                    13,910            13,059           12,308
08/31/1994                    14,146            13,427           12,655
09/30/1994                    13,648            13,417           12,645
10/31/1994                    14,063            13,458           12,684
11/30/1994                    13,437            12,394           11,682
12/31/1994                    13,538            12,499           11,781
01/31/1995                    13,192            11,850           11,168
02/28/1995                    13,177            12,238           11,534
03/31/1995                    13,773            12,730           11,998
04/30/1995                    14,389            13,149           12,393
05/31/1995                    14,250            13,348           12,581
06/30/1995                    14,091            13,449           12,676
07/31/1995                    15,012            13,985           13,181
08/31/1995                    14,385            13,848           13,052
09/30/1995                    14,556            13,712           12,923
10/31/1995                    14,134            13,070           12,319
11/30/1995                    14,432            13,628           12,844
12/31/1995                    15,049            14,132           13,320
01/31/1996                    15,240            14,598           13,758
02/29/1996                    15,286            14,708           13,863
03/31/1996                    15,489            15,262           14,385
04/30/1996                    15,971            15,605           14,708
05/31/1996                    15,735            15,617           14,719
06/30/1996                    15,859            15,305           14,425
07/31/1996                    15,403            14,539           13,703
08/31/1996                    15,395            15,139           14,268
09/30/1996                    15,818            15,327           14,446
10/31/1996                    15,645            15,905           14,991
11/30/1996                    16,313            16,749           15,786
12/31/1996                    16,197            17,047           16,067
01/31/1997                    15,892            17,304           16,309
02/28/1997                    16,003            16,815           15,848
03/31/1997                    16,308            16,705           15,744
04/30/1997                    16,268            16,741           15,779
05/31/1997                    17,115            18,014           16,978
06/30/1997                    18,134            18,674           17,600
07/31/1997                    18,534            19,546           18,423
08/31/1997                    17,204            18,662           17,589
09/30/1997                    18,309            19,952           18,805
10/31/1997                    16,956            18,748           17,670
11/30/1997                    16,887            18,084           17,045
12/31/1997                    17,132            18,061           17,022
01/31/1998                    18,022            18,331           17,277
02/28/1998                    19,058            19,249           18,142
03/31/1998                    20,096            20,452           19,276
04/30/1998                    20,398            20,692           19,503
05/31/1998                    20,687            20,662           19,474
06/30/1998                    20,880            20,546           19,364
07/31/1998                    21,153            20,727           19,535
08/31/1998                    18,365            17,824           16,799
09/30/1998                    17,853            17,053           16,073
10/31/1998                    19,839            18,535           17,469




                  VALUE OF A $10,000 INVESTMENT MADE ON 6/30/92
                                 As of 10/31/98
-------------------------------------------------------------------------------
       CLASS A                   CLASS B                   CLASS C
   NAV         POP           NAV       W/CDSC           NAV      W/CDSC
-------------------------------------------------------------------------------
$18,535      $17,469       $17,697     $17,697        $17,735     $17,735

                          AVERAGE ANNUAL TOTAL RETURNS
                                 as of 10/31/98
-------------------------------------------------------------------------------
                    CLASS A SHARES        CLASS B SHARES      CLASS C SHARES
INCEPTION               6/8/92                6/8/92             8/1/97
                     NAV      POP         NAV      W/CDSC    NAV       W/CDSC
-------------------------------------------------------------------------------
1 YEAR            (1.14)%   (6.82)%     (1.76)%   (5.79)%   (1.53)%    (2.34)%
-------------------------------------------------------------------------------
5 YEARS            8.69      7.41        7.89      7.59      7.93       7.93
-------------------------------------------------------------------------------
LIFE              10.24      9.22        9.43      9.43      9.46       9.46
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 95.0%                            COUNTRY   SHARES          VALUE
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 0.8%
  AGRICULTURAL SERVICES - 0.0%
  PT Chareon Pokphand Indonesia                  In          625      $     10
                                                                      --------

  AGRICULTURE - CROPS - 0.8%
  Tabacalera S.A                                 Sp           41           986
                                                                      --------
 ................................................................................
CONSTRUCTION - 1.9%
  BUILDING CONSTRUCTION - 0.5%
  Sulzer AG                                      Sz            1           577
                                                                      --------

  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION - 1.4%
  Compagnie Generale des Eaux - Vivendi          Fr            4           985
  Hyder PLC                                      UK           28           385
  Kaneshita Construction                         Ja           51           266
                                                                      --------
                                                                         1,636
                                                                      --------

 ................................................................................
FINANCE, INSURANCE & REAL ESTATE - 20.3%
  DEPOSITORY INSTITUTIONS - 9.5%
  Allied Irish Banks PLC                         Ir           50           724
  Argentaria Corp. BC                            Sp           18           391
  Banamex 'B' (a)                                Mx          115           121
  Banca Nazionale del Lavoro                     It           90           244
  Banco Comercial Portugues SA                   Pt           10           310
  Banco Pinto & Sotto Mayor SA                   Pt           40           760
  Banco Popolare di Milano (BPM)                 It          110           862
  Banco Popular Espanol SA                       Sp            4           220
  Bank Montreal                                  Ca            5           217
  Banque Nationale de Paris                      Fr           15           945
  Bayerische Vereinsbank                          G            6           486
  Cie Financiere de Paribas                      Fr            6           410
  Commerzbank AG                                  G            8           238
  Credito Italiano                               It           41           219
  Den Norske Bank ASA                            No           57           202
  Deutsche Bank AG                                G           13           794
  Fastighets AB Balder (a)                       Sw            1             8
  Generale Banque,  VVPR STRIP (a)               Be          (b)            (b)
  HSBC Holdings PLC                              HK          (b)            10
  Merita Ltd., Class A                           Fi          205         1,103
  National Westminster Bank PLC                  UK           15           249
  Royal Bank of Scotland Group PLC               UK           21           279
  Siam Commercial Bank                           Th          147            80
  Skandinaviska Enskilda Banken                  Sw           33           330
  Standard Chartered PLC                         UK           23           248
  Svenska Handelsbanken                          Sw           12           485
  The Bank of Tokyo Mitsubishi                   Ja           33           307
  UBS AG  (a)                                    Sz            2           570
  Westpac Banking Corp.                          Au           44           269
                                                                      --------
                                                                        11,081
                                                                      --------

  FINANCIAL SERVICES - 0.1%
  Industrial Finance Corp. of Thailand           Th          389           156
                                                                      --------

  HOLDING & OTHER INVESTMENT OFFICES - 2.0%
  Fortis AG                                      Be            5         1,306
  Fortis AG-CVG (a)                              Be            5            32
  Fortis AG-STRIP VVPR (a)                       Be            5            (b)
  Zurich Versicherungs-Gesellschaft  (a)         Sz            2           988
                                                                      --------
                                                                         2,326
                                                                      --------

  HOLDING COMPANIES - 1.6%
  CGU PLC                                        UK           35           555
  Fortis Amev NV                                 Ne           21         1,348
                                                                      --------
                                                                         1,903
                                                                      --------

  INSURANCE CARRIERS - 3.5%
  Allianz AG                                      G            1           464
  Assurances Generales De France                 Fr           15           839
  AXA                                            Fr           11         1,234
  Reinsurance Australia Corp.                    Au          343           753
  Royal & Sun Alliance Insurance Group PLC       UK           67           614
  Toro Assicurazioni                             It           16           239
                                                                      --------
                                                                         4,143
                                                                      --------

  INVESTMENT COMPANIES - 0.8%
  Fleming Russian Securities Fund Ltd. (a)       Ru           23            54
  G.T. Global Eastern Europe Fund (a)             G           26           150
  Irish Investment Fund, Inc.                    Ir           30           534
  Japan OTC Equity Fund, Inc. (a)                Ja            1           183
                                                                      --------
                                                                           921
                                                                      --------

  NONDEPOSITORY CREDIT INSTITUTIONS - 1.4%
  Nichiei Co., Ltd.                              Ja            5           430
  Promise Co., Ltd.                              Ja           19           867
  Shohkoh Fund                                   Ja            1           305
                                                                      --------
                                                                         1,602
                                                                      --------

  REAL ESTATE - 1.4%
  Asticus AB (A)                                 Sw           49           418
  Diligentia AB                                  Sw           98           716
  New World Development Co., Ltd.                HK           85           198
  PT Kawasan Industri Jababeka                   In          823            19
  Swire Pacific Ltd., Series A                   HK           55           292
                                                                      --------
                                                                         1,643
                                                                      --------
 ................................................................................
MANUFACTURING - 42.4%
  APPAREL - 0.6%
  Tokyo Style                                    Ja           69           691
                                                                      --------

  CHEMICALS & ALLIED PRODUCTS - 10.3%
  Akzo Nobel NV                                  Ne           12           482
  BASF AG                                         G           13           571
  Bayer AG                                        G           26         1,040
  E.I. DuPont de Nemours & Co.                                 7           397
  Henkel KGAA                                     G           10           884
  Hoechst AG                                      G           14           573
  Indian Petrochemicals Corp., Ltd.              In           54           209
  Kao Corp.                                      Ja           44           894
  Kemira Oy                                      Fi           47           387
  Medeva PLC                                     UK          190           385
  Norsk Hydro A/S                                No           20           875
  Novartis                                       Sz            1         1,052
  Rhone Poulenc, Class A                         Fr           18           828
  Roche Holding AG                               Sz           (b)          877
  SmithKline Beecham PLC                         UK          104         1,295
  Yamanouchi Pharmaceutical Co.                  Ja           18           518
  Zeneca Group PLC                               UK           20           768
                                                                      --------
                                                                        12,035
                                                                      --------

  COMMUNICATIONS EQUIPMENT - 3.3%
  Ericsson, Class B                              Sw           43           967
  Koor Industries Ltd. ADR                       Is           21           338
  Matsushita Electric Industrial Co.             Ja           57           840
  Portugal Telecom SA                            Pt           13           619
  Racal Electronics PLC                          UK          199           902
  Sony Corp.                                     Ja            4           255
                                                                      --------
                                                                         3,921
                                                                      --------


  ELECTRONIC COMPONENTS - 3.0%
  Alcatel Alsthom                                Fr            6           682
  Murata Manufacturing Co., Ltd.                 Ja           30         1,015
  Royal Philips Electronics N.V. ADR             Ne           15           818
  Samsung Electronics                            Ko           11           258
  Samsung Electronics Old Preferred GDS          Ko           42           367
  TDK Corp.                                      Ja            6           397
                                                                      --------
                                                                         3,537
                                                                      --------

  FABRICATED METAL - 0.2%
  Amcor Ltd.                                     Au           66           274
                                                                      --------

  FOOD & KINDRED PRODUCTS - 4.7%
  Bass PLC                                       UK           53           646
  Bass PLC, Class B                              UK           20            30
  Diageo PLC                                     UK           30           324
  Eridania Beghin-Say SA                         Fr            4           649
  Groupe Danone                                  Fr            3           874
  Kesko Oyj                                      Fi           18           261
  Montedison SPA                                 It          318           314
  Nestle AG                                      Sz           (b)          479
  Parmalat Finanziara SPA                        It          150           236
  Perdigao SA - Comercio E Industria             Bz      245,000           298
  Unigate PLC                                    UK           93           812
  Unilever NV                                    Ne            7           517
                                                                      --------
                                                                         5,440
                                                                      --------

  HOUSEHOLD APPLIANCES - 0.8%
  Electrolux AB, Series B                        Sw           26           398
  Moulinex  (a)                                  Fr           28           472
                                                                      --------
                                                                           870
                                                                      --------

  MACHINERY & COMPUTER EQUIPMENT - 3.2%
  AGIV-AG fuer Industrie und Verkehrswesen        G           16           338
  Canon, Inc.                                    Ja           46           873
  Hitachi Ltd.                                   Ja          110           562
  Mannesmann AG                                   G            9           926
  Oerlikon-Buehrle Holding AG                    Sz            4           650
  Siebe PLC                                      UK          108           443
                                                                      --------
                                                                         3,792
                                                                      --------

  MEASURING & ANALYZING INSTRUMENTS - 0.7%
  Fuji Photo Film Co., Ltd.                      Ja           11           404
  Gambro AB, Class A Shares                      Sw           32           359
                                                                      --------
                                                                           763
                                                                      --------

  MISCELLANEOUS MANUFACTURING - 0.3%
  Polygram NV                                    Ne            7           395
                                                                      --------

  PAPER PRODUCTS - 3.7%
  Enso Oy,  Series R                             Fi           59           459
  Jefferson Smurfit Group PLC                    UK           98           162
  Metro Pacific Corp.                            Ph        5,871           198
  Metsa-Serla Oy                                 Fi           75           574
  Mo och Domsjo AB,  Class B                     Sw            9           210
  Royal Koninklijke PTT Nederland NV             Ne           31         1,192
  Svenska Cellulosa AB, Class B                  Sw           13           313
  TNT Post Group NV                              Ne           46         1,239
                                                                      --------
                                                                         4,347
                                                                      --------

  PETROLEUM REFINING - 4.0%
  Chevron Corp.                                                3           277
  Compagnie Francaise de Petroleum,
    Total B                                      Fr            5           627
  ENI                                            It           45           269
  Mobil Corp.                                                  6           477
  Petro-Canada                                   Ca           19           242
  Repsol SA                                      Sp            8           382
  Royal Dutch Petroleum Co.                      Ne            8           391
  The British Petroleum Co. PLC ADR              UK            9           824
  YPF Sociedad Anonima ADR                       Ar           42         1,221
                                                                      --------
                                                                         4,710
                                                                      --------

  PRIMARY METAL - 1.8%
  Avesta Sheffield AB                            Sw          128           360
  Billiton PLC                                   UK          418         1,026
  Pirelli SPA                                    It          101           289
  Svenskt Stal AB (SSAB), Series B               Sw           49           471
                                                                      --------
                                                                         2,146
                                                                      --------

  PRINTING & PUBLISHING - 0.3%
  Mondadori (Arnoldo) Editore SPA                It           30           334
                                                                      --------

  RUBBER & PLASTIC - 0.6%
  Bridgestone Corp.                              Ja           13           287
  Michelin, Class B                              Fr           10           393
                                                                      --------
                                                                           680
                                                                      --------

  STONE, CLAY, GLASS & CONCRETE - 2.9%
  Cimentos de Portugal SA                        Pt           37         1,284
  Companion Building Materials, Ltd.             HK        6,720            83
  CRH PLC                                        UK           23           335
  Hanson PLC                                     UK           55           387
  Holderbank Financiere Glaris AG                Sz           (b)          530
  Lafarge SA                                     Fr            8           815
                                                                      --------
                                                                         3,434
                                                                      --------

  TEXTILE MILL PRODUCTS - 0.0%
  PT Evershine Textile Industry                  In        1,442      $     37
                                                                      --------

  TOBACCO PRODUCTS - 0.5%
  Allied Zurich PLC  (a)                         UK           29           335
  B.A.T. Industries PLC                          UK           29           258
                                                                      --------
                                                                           593
                                                                      --------

  TRANSPORTATION EQUIPMENT - 1.5%
  Honda Motor Co. Ltd.                           Ja           12           362
  Toyota Motor Corp.                             Ja           11           265
  Volkswagen AG                                   G            7           489
  Volvo AB                                       Sw           30           656
                                                                      --------
                                                                         1,772
                                                                      --------

 ................................................................................
MINING & ENERGY - 0.5%
  GOLD & SILVER MINING - 0.3%
  American Barrick Resources Corp.               Ca           18           378
                                                                      --------

  OIL & GAS FIELD SERVICES - 0.2%
  Petroleum Geo-Services (a)                     No           10           205
                                                                      --------

 ................................................................................
RETAIL TRADE - 9.9%
  APPAREL & ACCESSORY STORES - 1.1%
  Hennes & Mauritz AB                            Sw           18         1,264
                                                                      --------

  GOLD & SILVER MINING - 0.8%
  Arriva PLC                                     UK           64           393
  Inchcape PLC                                   UK          327           565
                                                                      --------
                                                                           958
                                                                      --------

  FOOD STORES - 4.3%
  IFIL Finanziaria di Partecipazioni SPA         It           75           254
  Jeronimo Martins SA                            Pt           24         1,036
  Koninklijke Ahold NV                           Ne           10           316
  Laurus NV                                      Ne           18           465
  Tesco PLC                                      UK          138           389
  Valora Holdings                                Sz            5         1,214
  Vedior NV                                      Ne           26           655
  Vendex International NV                        Ne           26           672
                                                                      --------
                                                                         5,001
                                                                      --------

  GENERAL MERCHANDISE STORES - 1.5%
  Globex Utilidades SA                           Bz           46      $    114
  Ito-Yokado Co., Ltd.                           Ja           18         1,054
  Metro AG                                        G           10           617
                                                                      --------
                                                                         1,785
                                                                      --------

  MISCELLANEOUS RETAIL - 1.3%
  Centros Comerciales (a)                        Sp           20           602
  Pinault-Printemps SA                           Fr            6           954
                                                                      --------
                                                                         1,556
                                                                      --------
  RESTAURANTS - 0.9%
  TelePizza S.A. (a)                             Sp          126         1,031
                                                                      --------

 ................................................................................
SERVICES - 5.0%
  AMUSEMENT & RECREATION - 0.6%
  Ladbroke Group PLC                             UK          194           711
                                                                      --------

  COMPUTER RELATED SERVICES - 0.8%
  Cap Gemini SA                                  Fr            6           888
                                                                      --------

  COMPUTER SOFTWARE - 2.8%
  Baan Co., N.V. (a)                             Ne            7            75
  Computer 2000 AG (a)                            G            1           401
  Dassault Systemes SA                           Fr           21           789
  Ing C. Olivetti & SPA (a)                      It          352           861
  Misys PLC                                      UK           55           388
  SAP AG                                          G            2           735
                                                                      --------
                                                                         3,249
                                                                      --------

  HOTELS, CAMPS & LODGING - 0.8%
  Accor SA                                       Fr            4           917
                                                                      --------

 ................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 13.0%
  AIR TRANSPORTATION - 0.4%
  Helikopter Service Group ASA                   No           66           437
                                                                      --------

  BROADCASTING - 0.3%
  Mediaset SPA                                   It           48           302
                                                                      --------

  COMMUNICATIONS - 0.4%
  Vodafone Group PLC                             UK           32           428
                                                                      --------

  ELECTRIC SERVICES - 1.0%
  ABB AB-A SHS                                   Sw           11           113
  Empresa Nacional De Electricidad               Sp           45         1,125
                                                                      --------
                                                                         1,238
                                                                      --------

  GAS SERVICES - 1.4%
  BG PLC                                         UK          160         1,052
  Centrica PLC  (a)                              UK          332           651
                                                                      --------
                                                                         1,703
                                                                      --------
  SANITARY SERVICES - 0.6%
  SABESP                                         Bz        2,360           190
  Severn Trent Water PLC                         UK           29           501
                                                                      --------
                                                                           691
                                                                      --------

  TELECOMMUNICATION - 8.8%
  COLT Telecom Group PLC (a)                     UK           38           496
  France Telecom SA                              Fr           12           858
  Hong Kong Telecommunications Ltd.              HK          146           295
  Nippon Telegraph & Telephone Corp.             Ja           (b)        1,060
  NTT Mobile Communications                      Ja           (b)          616
  Orange PLC (a)                                 UK           41           382
  Oy Nokia AB, Class A                           Fi            8           728
  Portugal Telecom SA                            Pt            7           308
  Telecel-Comunicacaoes Pessoais SA              Pt            7         1,254
  Telecom Argentina Stet-France
   Telecom SA ADR                                Ar           15           484
  Telecom Italia Mobile SPA                      It           61           355
  Telecom Italia SPA                             It          217         1,102
  Telecomunicacoes Brasileiras SA (a)            Bz           11           835
  Telefonica de Argentina SA                     Ar            7           245
  Telefonica de Espana                           Sp            7         1,014
  Telefonos de Mexico SA                         Mx          109           285
                                                                      --------
                                                                        10,317
                                                                      --------

  TRANSPORTATION SERVICES - 0.1%
  New World Infrastructure Ltd. (a)              HK           63            90
                                                                      --------

 ................................................................................
WHOLESALE TRADE - 1.2%
  DURABLE GOODS - 0.6%
  Biora AB ADR  (a)                              Sw           16           278
  Yamazen Corp.                                  Ja          282           413
                                                                      --------
                                                                           691
                                                                      --------

  NONDURABLE GOODS - 0.6%
  Gehe AG                                         G            5           373
  Veba AG                                         G            6           333
                                                                      --------
                                                                           706
                                                                      --------

TOTAL COMMON STOCKS (cost of $113,870)                                 111,301
                                                                      --------
PREFERRED STOCK - 0.1%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
  Hyder PLC, 7.875% (cost of $41)                UK           30            59
                                                                      --------

WARRANTS - 0.0% (a)
--------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
  FOOD STORES
  IFIL Finanziaria di Partecipazioni SPA         It            2             2
                                                                      --------

 ................................................................................
CONSTRUCTION - 0.0%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
  Compagnie Generale des Eaux - Vivendi          Fr            9            19
                                                                      --------

 ................................................................................
FINANCE, INSURANCE & REAL ESTATE - 0.0%
  DEPOSITORY INSTITUTIONS
  Siam Commercial Bank Public Co., Ltd. (c)      Th           37            (b)
                                                                      --------

TOTAL WARRANTS - (cost of $6)                                               21
                                                                      --------

TOTAL INVESTMENTS - 95.1% (cost of $113,917)(d)                        111,381
                                                                      ---------

SHORT-TERM OBLIGATIONS - 4.8%                                 PAR
-------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 10/30/98 due 11/02/98 at 5.380%, collateralized by U.S.
  Treasury notes with various maturities to 2021, market
  value $5,735 (repurchase proceeds $5,668)              $ 5,665           5,665
                                                                      ----------

OTHER ASSETS & LIABILITIES, NET - 0.1%                                       147
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                      $ 117,193
                                                                       ---------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $113,955.

                      Investment Portfolio/October 31, 1998
--------------------------------------------------------------------------------
Summary of Securities by
Country                                   Country        Value      % of Total
--------------------------------------------------------------------------------
United Kingdom                            UK          $ 17,277            15.5
France                                    Fr            14,178            12.7
Japan                                     Ja            12,864            11.5
Germany                                   G              9,412             8.5
Netherlands                               Ne             8,565             7.7
Sweden                                    Sw             7,346             6.6
Switzerland                               Sz             6,937             6.2
Italy                                     It             5,882             5.3
Spain                                     Sp             5,751             5.2
Portugal                                  Pt             5,571             5.0
Finland                                   Fi             3,512             3.2
Argentina                                 Ar             1,950             1.8
Norway                                    No             1,719             1.5
Brazil                                    Bz             1,437             1.3
Belgium                                   Be             1,338             1.2
Australia                                 Au             1,296             1.2
Ireland                                   Ir             1,258             1.1
United States                                            1,151             1.0
Hong Kong                                 HK               968             0.8
Canada                                    Ca               837             0.8
Korea                                     Ko               625             0.6
Mexico                                    Mx               406             0.4
Israel                                    Is               338             0.3
Indonesia                                 In               275             0.2
Thailand                                  Th               236             0.2
Phillipines                               Ph               198             0.2
Russia                                    Ru                54             0.0
                                                      --------          ------
                                                      $111,381           100.0
                                                      --------          ------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

   Acronym                                  Name
   --------------                 ------------------------------
   ADR                             American Depositary Receipt
   GDS                               Global Depositary Shares
   STRIP                          Separately Traded Receipt of
                                      Interest and Principal


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998
(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $113,917)                                $ 111,381
Short-term obligations                                                  5,665
                                                                    ---------
                                                                      117,046
Cash held in foreign banks (cost $696)                 $  734
Receivable for:
  Fund shares sold                                        672
  Dividends                                               266
  Interest                                                  1
Other                                                       7           1,680
                                                       ------       ---------
    Total Assets                                                      118,726

LIABILITIES
Payable for:
  Fund shares repurchased                               1,437
Accrued:
  Deferred Trustee fees                                     3
Other                                                      93
                                                       ------
    Total Liabilities                                                   1,533
                                                                    ---------

NET ASSETS                                                          $ 117,193
                                                                    ---------

Net asset value & redemption price per share -
Class A ($58,213/4,748)                                             $   12.26(a)
                                                                    ---------
Maximum offering price per share - Class A
($12.26/0.9425)                                                     $   13.01(b)
                                                                    ----------
Net asset value & offering price per share -
Class B ($57,809/4,762)                                             $   12.14(a)
                                                                    ---------
Net asset value & offering price per share -
Class C ($1,171/96)                                                 $   12.24(a)
                                                                    ---------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 108,253
Overdistributed net investment income                                    (194)
Accumulated net realized gain                                          11,625
Net unrealized appreciation (depreciation) on:
  Investments                                                          (2,536)
  Foreign currency transactions                                            45
                                                                    ---------
                                                                    $ 117,193
                                                                    ---------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998

 (in thousands)
 INVESTMENT INCOME
 Dividends                                                           $   1,191
 Interest                                                                  244
                                                                     ----------
      Total investment income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $166)                                                  1,435

 EXPENSES
 Management fee                                        $   557
 Service fee                                               183
 Distribution fee - Class B                                257
 Distribution fee - Class C                                  4
 Transfer agent                                            245
 Bookkeeping fee                                            35
 Registration fee                                           31
 Custodian fee                                             114
 Audit fee                                                  33
 Trustees fee                                               11
 Reports to shareholders                                    11
 Legal fee                                                   5
 Other                                                      25           1,511
                                                       -------       ---------
        Net Investment Loss                                                (76)
                                                                     ---------

 NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on:
 Investments                                            11,852
 Foreign currency transactions                            (101)
                                                       -------
     Net Realized Gain                                                  11,751
 Net change in unrealized appreciation
     (depreciation) during the period on:
 Investments (see Note 5)                              (21,124)
 Foreign currency transactions                              54
                                                       -------
     Net Unrealized Depreciation                                       (21,070)
        Net Loss                                                        (9,319)
                                                                     ---------
 Decrease in Net Assets from Operations                              $  (9,395)
                                                                     ---------

 See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

 (in thousands)                                        Year ended October 31
                                                      ------------------------
 INCREASE (DECREASE) IN NET ASSETS                       1998           1997(a)
 Operations:
 Net investment income (loss)                         $    (76)       $    222
 Net realized gain                                      11,751          11,224
 Net unrealized appreciation (depreciation)            (21,070)         (1,087)
                                                      --------        --------
     Net Increase from Operations                       (9,395)         10,359
 Distributions:
 From net investment income - Class A                     (181)            (73)
 In excess of net investment income - Class A             (185)              -
 From net investment income - Class C                       (1)              -
 In excess of net investment income - Class C               (1)              -
 From net realized gains - Class A                      (6,412)         (3,435)
 From net realized gains - Class B                      (4,631)         (2,522)
 From net realized gains - Class C                         (30)              -
                                                      --------        --------
                                                       (20,836)          4,329
                                                      --------        --------
 Fund Share Transactions:
 Receipts for shares sold - Class A                     41,507          61,284
 Receipts for shares issued in the acquisition
  of Colonial International Fund for Growth             25,736               -
 Value of distributions reinvested - Class A             5,525           2,968
 Cost of shares repurchased - Class A                  (39,191)        (68,973)
                                                      --------        --------
                                                        33,577          (4,721)
                                                      --------        --------
 Receipts for shares sold - Class B                     10,506          12,423
 Receipts for shares issued in the acquisition
  of Colonial International Fund for Growth             44,615               -
 Value of distributions reinvested - Class B             4,123           2,056
 Cost of shares repurchased - Class B                  (17,601)        (14,766)
                                                      --------        --------
                                                        41,643            (287)
                                                      --------        --------
 Receipts for shares sold - Class C                        589             107
 Receipts for shares issued in the acquisition
  of Colonial International Fund for Growth                842               -
 Value of distributions reinvested - Class C                32               -
 Cost of shares repurchased - Class C                     (219)              -
                                                      --------        --------
                                                         1,244             107
                                                      --------        --------
 Net Increase (Decrease) from Fund
   Share Transactions                                   76,464          (4,901)
                                                      --------        --------
         Total Increase (Decrease)                      55,628            (572)
 NET ASSETS
 Beginning of period                                    61,565          62,137
                                                      --------        --------
 End of period (net of overdistributed and
  including underdistributed net investment
  income of $194 and $182, respectively)              $117,193        $ 61,565
                                                      --------        --------

 (a) Class C shares were initially offered on August 1, 1997.
 Statement of Changes in Net Assets continued on following page
 See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                       Year ended October 31
                                                      ------------------------
 (in thousands)                                          1998           1997(a)
 Sold - Class A                                          3,227           4,043
 Issued in the acquisition of Colonial
  International Fund for Growth                          1,838               -
 Issued for distributions reinvested - Class A             451             222
 Repurchased - Class A                                  (3,039)         (4,554)
                                                      --------        --------
                                                         2,477            (289)
                                                      --------        --------
 Sold - Class B                                            824             851
 Issued in the acquisition of Colonial
  International Fund for Growth                          3,211               -
 Issued for distributions reinvested - Class B             340             154
 Repurchased - Class B                                  (1,392)         (1,017)
                                                      --------        --------
                                                         2,983             (12)
                                                      --------        --------
 Sold - Class C                                             44               7
 Issued in the acquisition of Colonial
  International Fund for Growth                             60               -
 Issued for distributions reinvested - Class C               3               -
 Repurchased - Class C                                     (18)              -
                                                      --------        --------
                                                            89               7
                                                      --------        --------

(a) Class C shares were initially offered on August 1, 1997.


 See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial International Horizons Fund (the Fund), a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million.
Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $5,653 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $230, $138,775, and $1,008 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: For the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $72,429,293 and $79,129,371, respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for federal income tax purposes was:

                Gross unrealized appreciation           $17,018,177
                Gross unrealized depreciation           (19,592,540)
                                                     ---------------
                        Net unrealized depreciation     $(2,574,363)
                                                     ---------------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1998.

NOTE 5. MERGER INFORMATION
 ................................................................................
On July 24, 1998, Colonial International Fund for Growth (CIFFG) was merged into the Fund by a non-taxable exchange of 1,837,762 Class A shares, 3,210,998 Class
B shares, and 60,081 Class C shares of the Fund (valued at $25,735,942, $44,614,889, and $841,510, respectively) for the 2,624,572, 4,629,964, and
87,046, respectively, of CIFFG shares then outstanding. The assets of CIFFG acquired included unrealized appreciation of $10,684,592. The aggregate net assets of the Fund and CIFFG immediately after the merger were $132,217,563.

NOTE 6. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
 ................................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement of the Meeting. On August 21, the record date for the Meeting, the Fund had outstanding 9,565,692 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                              Authority
                                         For                  Withheld
                                   -------------           ---------------
To elect a Board of Trustees:
    Robert J. Birmbaum                4,956,570                229,292
    Tom Bleasdale                     4,957,867                227,995
    John Carberry                     4,962,309                223,553
    Lora S. Collins                   4,961,157                224,705
    James E. Grinnell                 4,958,767                227,095
    Richard W. Lowry                  4,962,189                223,673
    Salvatore Macera                  4,960,724                225,138
    William Mayer                     4,961,716                224,146
    James L. Moody, Jr.               4,958,684                227,178
    John J. Neuhauser                 4,961,836                224,026
    Thomas E. Stitzel                 4,961,836                224,026
    Robert L. Sullivan                4,957,431                228,431
    Anne-Lee Verville                 4,961,462                224,400

To amend fundamental investment policies regarding borrowing and lending:

                     For              Against             Abstain
                  -----------        ---------           ----------
                   3,786,052          186,489             284,936

To reclassify the fundamental investment policy regarding the purchase of illiquid securities:

                     For              Against             Abstain
                  -----------        ---------           ----------
                   3,727,503          232,994             296,979

To approve policies for a master fund/feeder fund structure:

                     For              Against             Abstain
                  -----------        ---------           ----------
                   3,764,378          206,814             286,285

                                FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                             Year ended October 31
                                    -----------------------------------------
                                                      1998
                                     Class A         Class B        Class C
                                     --------        --------       --------
Net asset value -
  Beginning of period                $ 15.260        $ 15.070       $ 15.220
                                     --------        --------       --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)        0.032          (0.062)        (0.061)
Net realized and
  unrealized loss                      (0.222)         (0.208)        (0.181)
                                     --------        --------       --------
  Total from Investment
     Operations                        (0.190)         (0.270)        (0.242)
                                     --------        --------       --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net investment income                  (0.074)              -         (0.039)
In excess of net investment income     (0.076)              -         (0.039)
From net realized gains                (2.660)         (2.660)        (2.660)
                                     --------        --------       --------
  Total Distributions Declared
     to Shareholders                   (2.810)         (2.660)        (2.738)
                                     --------        --------       --------
Net asset value -
  End of period                      $ 12.260        $ 12.140       $ 12.240
                                     --------        --------       --------
Total return (b)                        (1.14)%         (1.76)%        (1.53)%
                                     --------        --------       --------

RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                            1.68%           2.43%          2.43%
Net investment income (c)               0.24%           (0.51)%        (0.51)%
Portfolio turnover                       100%            100%           100%
Net assets at end
  of period (000)                    $ 58,213        $ 57,809       $  1,171

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokeage arrangements had no impact.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
2% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1998 the Fund earned $9,750,679 of long term capital gains of which $651,759 and $9,098,920 are 28% and 20% rate gains, respectively.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:
                                             Year ended October 31
                                    --------------------------------------
                                                    1997
                                    Class A        Class B        Class C  (a)
                                    --------       --------       --------
Net asset value -
  Beginning of period               $ 14.320       $ 14.230       $ 15.910
                                    --------       --------       --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (b)       0.098         (0.011)        (0.017)
Net realized and
  unrealized gain (loss)               2.296          2.275         (0.673)(c)
                                    --------       --------       --------
  Total from Investment
     Operations                        2.394          2.264         (0.690)
                                    --------       --------       --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net investment income                 (0.030)             -              -
From net realized gains               (1.424)        (1.424)             -
                                    --------       --------       --------
  Total Distributions Declared
     to Shareholders                  (1.454)        (1.424)             -
                                    --------       --------       --------
Net asset value -
  End of period                     $ 15.260       $ 15.070       $ 15.220
                                    --------       --------       --------
Total return (d)                      17.87%         16.98%          (4.34)(e)
                                    --------       --------       --------

RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                           1.62%          2.37%          2.39% (g)
Net investment income (f)              0.67%          (0.08)%        (0.42)(g)
Portfolio turnover                       67%            67%            67%
Net assets at end
  of period (000)                   $ 34,645       $ 26,817       $    103


(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokeage arrangements had no impact.
(g) Annualized.

                         FINANCIAL HIGHLIGHTS - CONT.

                             Year ended October 31
               ---------------------------------------------------
                             1996                       1995
                Class A       Class B      Class A       Class B
                --------      --------     --------      --------

                $ 12.430      $ 12.380     $ 13.160      $ 13.110
                --------      --------     --------      --------


                   0.075        (0.026)       0.102         0.009

                   2.525         2.506       (0.496)       (0.489)
                --------      --------     --------      --------

                   2.600         2.480       (0.394)       (0.480)
                --------      --------     --------      --------


                  (0.080)            -       (0.106)       (0.020)
                  (0.630)       (0.630)      (0.230)       (0.230)
                --------      --------     --------      --------

                  (0.710)       (0.630)      (0.336)       (0.250)
                --------      --------     --------      --------

                $ 14.320      $ 14.230     $ 12.430      $ 12.380
                --------      --------     --------      --------
                  21.69%        20.70%        (2.88)%       (3.56)%
                --------      --------     --------      --------


                   1.61%         2.36%        1.66%         2.41%
                   0.56%         (0.19)%      0.82%         0.07%
                     84%           84%          65%           65%



                $ 36,655      $ 25,482     $ 31,297      $ 20,931

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                          Year ended October 31
                                        ------------------------
                                                 1994
                                         Class A        Class B
                                        ----------    ----------
Net asset value -
  Beginning of period                    $ 12.160      $ 12.130
                                        ----------    ----------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (a)                   0.114         0.019
Net realized and
 unrealized gain                            1.104         1.097
                                        ----------    ----------
  Total from Investment
     Operations                             1.218         1.116
                                        ----------    ----------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
   investment income                       (0.118)       (0.036)
From net realized gains                    (0.100)       (0.100)
                                        ----------    ----------
  Total Distributions Declared
     to Shareholders                       (0.218)       (0.136)
                                        ----------    ----------
Net asset value -
  End of period                          $ 13.160      $ 13.110
                                        ----------    ----------
Total return (b)                           10.14%         9.28%
                                        ----------    ----------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    1.70%         2.45%
Net investment income                       0.90%         0.15%
Portfolio turnover                            15%           15%
Net assets at end
 of period (000)                         $ 36,830      $ 22,458

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
COLONIAL INTERNATIONAL HORIZONS FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Horizons Fund (the "Fund") (a series of Colonial Trust III) at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............press [1]

For account information press .......................................press [2]

To speak to a service representative press...........................press [3]

For yield and total return information press.........................press [4]

For duplicate statements or new supply of checks press...............press [5]

To order duplicate tax forms and year-end statements press...........press [6]
(February through May)

To review your options at any time during your call press............press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc., by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor, Inc. of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor, Inc. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Horizons Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial International Horizons Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial International Horizons Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Funds Distributor's Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corp.)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com
                                                HZ-02/163G-10/98 (12/98) 98/1309